UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Spring Street N.W., Suite 2500
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVR PrC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 3, 2026, the Board of Directors (the “Board”) of Invesco Mortgage Capital Inc. (the “Company”) appointed Mr. Peter Graham to serve as a director of the Company. The Board also appointed Mr. Graham as a member of each of the Audit, Compensation, and Nomination and Corporate Governance committees, effective concurrently with the commencement of his Board service.

Mr. Graham, age 60, is Co-President and Chief Financial Officer for Sallie Mae (formally, SLM Corporation). In this capacity, Mr. Graham is responsible for finance, treasury and capital markets activities at Sallie Mae, as well as equity and fixed-income investor relations. Mr. Graham has more than 30 years of experience in financial services and corporate finance, previously serving as Chief Financial Officer for PRA Group. Prior to this, Mr. Graham was with General Electric for more than a decade, where he held various executive finance roles of increasing responsibility including Chief Financial Officer for GE Commercial Distribution Finance and GE Capital Markets. Prior to his time at GE, Mr. Graham led audit and advisory teams at KPMG LLP serving financial services clients in insurance, banking, and asset management. Mr. Graham will receive the same compensation from the Company as the other non-employee members of the Board. There are no related party transactions between the Company and Mr. Graham reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the appointment of Mr. Graham to the Board, which is furnished as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 3, 2026, issued by Invesco Mortgage Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ Will McAllister
Will McAllister
General Counsel and Secretary

Date: August 3, 2026